Exhibit 10.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
     This First Amendment to Second Amended and Restated Loan and Security Agreement (the “First Amendment”) is made as of September 12, 2008 by and among
     National City Business Credit, Inc., an Ohio corporation with offices at 2300 Crown Colony Drive, Suite 202, Quincy, Massachusetts 02169, as administrative agent (in such capacity, herein the “Administrative Agent”), for the ratable benefit of the “Revolving Credit Lenders”, who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future are those Persons (if any) who become “Revolving Credit Lenders” in accordance with the provisions of the Loan Agreement (as defined herein);
     National City Business Credit, Inc., as Collateral Agent (in such capacity, herein the “Collateral Agent”), for the ratable benefit of the Revolving Credit Lenders;
     Wells Fargo Retail Finance LLC and Wachovia Capital Finance Corporation (Central), as Co-Documentation Agents;
     and
     The Revolving Credit Lenders;
     and
Filene’s Basement, Inc. (the “Borrower”), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751;
in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
W I T N E S S E T H:
A.	Reference is hereby made to that certain Second Amended and Restated Loan and Security Agreement dated as of January 23, 2008 (the “Loan Agreement”) among (i) the Borrower, (ii) the Revolving Credit Lenders, (iii) the Administrative Agent, (iv) the Collateral Agent, and (v) the Co-Documentation Agents.

B.	The Borrower has advised the Administrative Agent and the Majority Lenders that Retail Ventures, Inc., an Ohio corporation (the “Parent”) intends to purchase certain premium income exchangeable securities (the “PIES”, as such term is further defined in the Loan Agreement).

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C.	The Parent’s purchase of the PIES without the consent of the Majority Lenders would constitute an Event of Default under the Loan Agreement.

D.	The Parent and the Borrower have requested that the Revolving Credit Lenders consent to the Parent’s purchase of the PIES, waive any Events of Default arising therefrom, and modify and amend certain provisions of the Loan Agreement.

E.	The Revolving Credit Lenders have agreed to so consent, waive and modify certain provisions of the Loan Agreement as provided herein.
Accordingly, the parties hereto agree as follows:
1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.
2.	Amendment to Loan Agreement. Article 1 of Loan Agreement is hereby amended by amending the definition of the term “Permitted Investment” by deleting the word “and” at the end of clause (o), relettering clause (o) as clause (p) and inserting the following new clause (o):
“(o) Investments by the Parent consisting of the repurchase of the PIES; and”
3.	Ratification. Each of the Loan Parties hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents as of the date hereof. Except as expressly modified herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Without limiting the generality of the foregoing, the Loan Parties hereby acknowledge and agree that the amendment described in Section 2 of this First Amendment does not in any manner amend or modify the terms and conditions of Section 5.28 of the Loan Agreement, all of which remain in full force and effect.
4.	Conditions Precedent to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:
a.	This First Amendment shall have been duly executed and delivered by the Majority Lenders and the other parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and

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evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	All costs and expenses incurred by the Agent in connection with the preparation and negotiation of this First Amendment and related documents (including the fees and expenses of counsel to the Agent), shall have been paid in full.

d.	After giving effect to this First Amendment, no Default or Event of Default shall be then occurring.

e.	The Loan Parties shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be required by the Administrative Agent.
5.	Miscellaneous.
a.	This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

b.	This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.	Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

d.	The Loan Parties shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

e.	This First Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of State of Ohio.
[SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

FILENE’S BASEMENT, INC., as Borrower

By:	/s/ James McGrady

Name:	James McGrady
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Signature Page to First Amendment to
Second Amended and Restated Loan and Security Agreement

NATIONAL CITY BUSINESS CREDIT, INC., as Administrative Agent, Collateral Agent and Revolving Credit Lender

By:

Name:

Title:

Signature Page to First Amendment to
Second Amended and Restated Loan and Security Agreement

WELLS FARGO RETAIL FINANCE, LLC, as a Co-Documentation Agent and a Revolving Credit Lender

By:

Name:

Title:

Signature Page to First Amendment to
Second Amended and Restated Loan and Security Agreement

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as a Co-Documentation Agent and a Revolving Credit Lender

By:

Name:

Title:

Signature Page to First Amendment to
Second Amended and Restated Loan and Security Agreement

The foregoing is acknowledged and agreed:

RETAIL VENTURES, INC.

By:	/s/ James McGrady

Name:	James McGrady
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

RETAIL VENTURES LICENSING, INC.

By:	/s/ James McGrady

Name:	James McGrady
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

RETAIL VENTURES IMPORTS, INC.

By:	/s/ James McGrady

Name:	James McGrady
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

RETAIL VENTURES SERVICES, INC.

By:	/s/ James McGrady

Name:	James McGrady
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Signature Page to First Amendment to
Second Amended and Restated Loan and Security Agreement